UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934


Check the appropriate box:

[ ] Preliminary Information Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement.



                      THE ADVISORS' INNER CIRCLE FUND III
                      ------------------------------------
                  (Name of Registrant as Specified In Charter)
                  --------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     5)   Total fee paid:
          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     3)   Filing Party:
          ----------------------------------------------------------------------

     4)   Date Filed:
          ----------------------------------------------------------------------

                      THE ADVISORS' INNER CIRCLE FUND III
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                  FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND

   IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

                   THE INFORMATION STATEMENT IS AVAILABLE AT
HTTP://WWW.FIERAUSA.COM/INVESTMENT-STRATEGIES/ALTERNATIVES/LIQUID-ALTERNATIVES/
                                   ALTSFUND/

January 20, 2017

As a shareholder of the Fiera Capital Diversified Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the hiring of Acadian Asset Management LLC ("Acadian") as a sub-adviser to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at a meeting held on September 15, 2016, the Board of Trustees of the Trust (the "Board") approved an investment sub-advisory agreement between Fiera Capital Inc. ("Fiera"), the investment adviser to the Fund, and Acadian, pursuant to which Acadian serves as an investment sub-adviser to the Fund. The appointment of Acadian became effective on November 1, 2016 when Acadian began managing assets of the Fund.

Pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission Fiera may enter into and materially amend sub-advisory agreements with the approval of the Board, but WITHOUT obtaining shareholder approval. A condition of this order requires the Fund to furnish shareholders with information about new sub-advisers and their sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about Acadian and the new sub-advisory agreement.

You may print and view the full Information Statement on the internet at http://www.fierausa.com/investment-strategies/alternatives/liquid-alternatives/ altsfund/. The Information Statement will be available on the website until at least April 30, 2017. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-844-755-3863 or by mail at: Fiera Capital Diversified Alternatives Fund, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 until April 30, 2017. The Fund's most recent annual report is available upon request, without charge, by contacting your financial intermediary, writing to the Fund c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 or calling 1-844-755-3863.

                      THE ADVISORS' INNER CIRCLE FUND III
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                  FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND

                             INFORMATION STATEMENT

                                JANUARY 20, 2017

This information statement (the "Information Statement") is being made available to the shareholders of the Fiera Capital Diversified Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"). This Information Statement relates to the approval by the Board of Trustees of the Trust (the "Board" or the "Trustees") of an investment sub-advisory agreement between Fiera Capital Inc. ("Fiera"), the investment adviser to the Fund, and Acadian Asset Management LLC ("Acadian"), pursuant to which Acadian serves as an investment sub-adviser to the Fund (the "New Sub-Advisory Agreement").

Pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the "SEC") Fiera may enter into and materially amend sub-advisory agreements with the approval of the Board, but WITHOUT obtaining shareholder approval. A condition of this order requires the Fund to furnish shareholders with information about Acadian and the New Sub-Advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Fiera is the Fund's investment adviser. Pursuant to the terms of an exemptive order issued by the SEC on July 22, 2014 (the "Exemptive Order"), Fiera employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Exemptive Order exempts the Fund from the shareholder voting requirements of
Section 15(a) of the 1940 Act and allows Fiera, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its Board meeting held on September 15, 2016 (the "Meeting"), the Board approved the appointment of Acadian as an investment sub-adviser to the Fund and the New Sub-Advisory Agreement. The appointment of Acadian became effective on November 1, 2016 when Acadian began managing assets of the Fund.

The portion of the Fund's assets allocated to Acadian are managed pursuant to a long/short equity trading strategy. Fiera recommended that the Board approve Acadian as a sub-adviser to the Fund because, among other reasons, Fiera believed that Acadian's investment strategy would have a low correlation with the investment strategies of the Fund's other sub-advisers, and provide a differentiated source of returns for the Fund.

THE BOARD'S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In preparation for the Meeting, the Trustees requested that Fiera and Acadian furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that Fiera, Acadian and other service providers of the Fund presented or submitted to the Board at the Meeting, to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from Fiera, Acadian and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by Acadian; (ii) Acadian's investment management personnel; (iii) Acadian's operations and financial condition; (iv) Acadian's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed sub-advisory fee to be paid to Acadian; (vi) Acadian's compliance program, including a description of material compliance matters and material compliance violations; (vii) Acadian's policies on and compliance procedures for personal securities transactions; (viii) Acadian's investment experience; (ix) Fiera's rationale for recommending Acadian; and (x) Acadian's performance in managing similar accounts.

Representatives from Fiera and Acadian, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Meeting to help the Trustees evaluate Acadian's services, fee and other aspects of the New Sub-Advisory Agreement. The Trustees who are not parties to the New Sub-Advisory Agreement nor are considered "interested persons" (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement (the "Independent Trustees") received advice from independent counsel and met in executive session outside the presence of Fund management and Fiera and Acadian.

At the Meeting, the Board, including a majority of the Independent Trustees, voting separately, approved the New Sub-Advisory Agreement. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Acadian; and (ii) the fee to be paid to Acadian, as discussed in further detail below.

     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY ACADIAN

In considering the nature, extent and quality of the services to be provided by Acadian, the Board reviewed the portfolio management services to be provided by Acadian to the Fund, including the quality and continuity of Acadian's portfolio management personnel, the resources of Acadian and Acadian's compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement. The Trustees also reviewed Acadian's proposed investment and risk management approaches for the Fund. The Trustees considered that Fiera would supervise and monitor the performance of Acadian. The most recent investment adviser registration form ("Form ADV") for Acadian was provided to the Board, as was the response of Acadian to a detailed series of questions which included, among other things, information about the investment sub-advisory services to be provided by Acadian to the Fund.

The Trustees also considered other services to be provided to the Fund by Acadian such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Acadian would be satisfactory.

     COSTS OF ADVISORY SERVICES

In considering the sub-advisory fee payable by Fiera to Acadian, the Trustees reviewed, among other things, a report of the proposed sub-advisory fee to be paid to Acadian. The Trustees also reviewed the management fees charged by Acadian to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that Fiera, not the Fund, would pay Acadian pursuant to the New Sub-Advisory Agreement and that the fee payable to

Acadian would reflect an arms-length negotiation between Fiera and Acadian. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Acadian. The Board also considered Acadian's commitment to sub-advising the Fund.

Because Acadian is new to the Fund and had not managed Fund assets, it did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that Acadian might achieve with respect to the Fund or the extent to which economies of scale would be realized by Acadian as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding Acadian's investment performance with respect to the Fund, Acadian's profitability, or the extent to which economies of scale would be realized by Acadian as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreement.

     APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement is included as Exhibit A to this Information Statement. Set forth below is a summary of all material terms of the New Sub-Advisory Agreement. Although the summary below is qualified in its entirety by reference to the New Sub-Advisory Agreement, shareholders should still read the summary below carefully.

     o    INVESTMENT ADVISORY SERVICES

Acadian is responsible for providing the following investment advisory services to the Fund under the New Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by Fiera; (iii) deciding what investments will be purchased, retained or sold with respect to the portion of the Fund's assets allocated to it; (iv) arranging for the purchase and the sale of investments held by the Fund by placing purchase and sale orders with brokers or dealers selected by Acadian;
(v) in its selection of brokers or dealers and the placing of orders, seeking the best execution and net price available under the circumstances; and (vi) providing Fiera or the Board with periodic reports concerning the obligations Acadian has assumed under the New Sub-Advisory Agreement as Fiera or the Board may reasonably request. All services provided by Acadian under the New Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of Fiera and of the Board, and the requirements of the 1940 Act and other applicable laws.

     o    LIABILITY OF ACADIAN AND INDEMNIFICATION

Acadian shall, solely with respect to information and statements related to Acadian or its services to the Fund, have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents"), provided the Trust or the Trust's service providers have provided Acadian with the information for review and approval prior to disseminating the Disclosure Documents to the public.

Acadian shall generally be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by Acadian in contravention of: (i) any investment policy, guideline or restriction set forth in the Fund's registration statement or as approved by the Board from time to time and provided to Acadian; or (ii) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended (collectively, "Improper Investments").

Acadian generally has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (each an "Indemnified Party"), against any and all losses, claims, damages, expenses or liabilities (including reasonable counsel fees and other related expenses) arising out of or based upon: (i) a breach by Acadian of the New Sub-Advisory Agreement or of the representations and warranties made by Acadian in the New Sub-Advisory Agreement; (ii) any Improper Investment; (iii) solely with respect to information and statements related to Acadian or its services to the Fund, any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) Acadian's willful misfeasance, bad faith, or negligence in the performance or non-performance of its duties under the New Sub-Advisory Agreement; provided, however, that nothing in the New Sub-Advisory Agreement shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

     o    MAINTENANCE OF BOOKS AND RECORDS

Under the New Sub-Advisory Agreement, Acadian is required to maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by Acadian as required by Rule 31a-1 under the 1940 Act and by Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (other than those records being maintained by Fiera or the Fund's other service providers) relating to its responsibilities under the New Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o    REPORTING OBLIGATION

Acadian has an obligation to provide the Trust's Chief Compliance Officer and Fiera with quarterly compliance reports. Acadian also has an obligation to notify the Trust's Chief Compliance Officer and Fiera immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or Fiera's policies, guidelines or procedures.

     o    DURATION AND TERMINATION

The New Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement can be terminated
(a) by the Trust, without the payment of any penalty, either (i) by vote of the Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund, (b) by

Fiera at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Acadian, or (c) by Acadian at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Fiera.

     o    GOVERNING LAW

The New Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT FIERA

Fiera, a Delaware corporation founded in 1972, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and Fiera dated December 5, 2016. Fiera is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation, a publicly traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN). Fiera is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera US Holding Inc. is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera Capital Corporation is located at 1501, avenue McGill College, bureau 800, Montreal (Quebec), Canada H3A 3M8. As of June 30, 2016, Fiera managed approximately $16,186,059,848 on a discretionary basis and $78,532,437 on a non-discretionary basis on behalf of approximately 5781 clients. In addition to the assets under management, Fiera advises client assets for model portfolios through separately managed accounts ("Assets Under Advisement"). As of June 30, 2016, Fiera had approximately $2,292,068,277 in Assets Under Advisement. As investment adviser, Fiera manages the Fund pursuant to a manager-of-managers structure, whereby Fiera has overall responsibility for the general management and day-to-day operations of the Fund, but has retained one or more investment sub-advisers to make the investment decisions for allocated portions of the Fund's assets. For these services, the Fund pays Fiera an annual fee of 1.75% of its average daily net assets. Fiera pays the sub-advisers out of the advisory fees it receives from the Fund.

Advisory fees paid by the Fund for the fiscal year ended October 31, 2016*:

--------------------------------------------------------------------------------
 CONTRACTUAL       SUB-ADVISORY FEES          ADVISORY FEES       ADVISORY FEES
ADVISORY FEES      PAID BY ADVISER TO      WAIVED BY ADVISER       RETAINED BY
                      SUB-ADVISERS                                   ADVISER
--------------------------------------------------------------------------------
  $1,039,161            $365,996                $169,442            $503,723
--------------------------------------------------------------------------------

* Prior to September 1, 2016, Fiera Capital Management Company LLC ("Fiera Capital Management") served as the investment adviser to the Fund. Prior to July 11, 2016, Fiera Capital Management was known as Rothschild Larch Lane Management Company LLC.

INFORMATION ABOUT ACADIAN

Acadian, a Delaware limited liability company formed in 1986, is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirect wholly owned subsidiary of Old Mutual plc, a publicly listed company on the NYSE. Acadian is located at 260 Franklin Street, Boston, Massachusetts 02110. OMAM Affiliate Holdings LLC ("OMAM") is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116. Old Mutual plc is located at Ground Floor, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG, United Kingdom. As of November 30, 2016, Acadian had approximately $71.9 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of Acadian.

------------------------------------------------------------------------------------------
NAME                          TITLE
------------------------------------------------------------------------------------------
Ronald D. Frashure(1)         Chairman of the Board of Managers
------------------------------------------------------------------------------------------
Churchill G. Franklin(1)      Chief Executive Officer and Member of Board of Managers
------------------------------------------------------------------------------------------
John R. Chisholm(1)           Chief Investment Officer and Member of Board of
                              Managers
------------------------------------------------------------------------------------------
Ross A. Dowd(1)               Global Head of Marketing and Client Service and Member
                              of Board of Managers
------------------------------------------------------------------------------------------
Mauricio A. Karchmer(1)       Director of Implementation; Portfolio Construction and
                              Trading and Member of Board of Managers
------------------------------------------------------------------------------------------
Mark J. Minichiello(1)        Chief Financial Officer and Member of Board of Managers
------------------------------------------------------------------------------------------
Brendan O. Bradley(1)         Director of Portfolio Management and Member of Board of
                              Managers
------------------------------------------------------------------------------------------
Laurent De Greef(1)           Director of Global Consultant Relations and Member of
                              Board of Managers
------------------------------------------------------------------------------------------
Theodore W. Noon(1)           Director of North American Business Development and
                              Member of Board of Managers
------------------------------------------------------------------------------------------
Linda T. Gibson(2)            Member of Board of Managers
------------------------------------------------------------------------------------------
Aidan J. Riordan(2)           Member of Board of Managers
------------------------------------------------------------------------------------------
Stephen H. Belgrad(2)         Member of Board of Managers
------------------------------------------------------------------------------------------
Christopher Hadley(2)         Member of Board of Managers
------------------------------------------------------------------------------------------

(1) The business address of Messrs. Frashure, Franklin, Chisholm, Minichiello, De Greef, Bradley, Dowd, Karchmer and Noon is 260 Franklin Street, Boston, Massachusetts 02110.

(2) The business address of Ms. Gibson and Messrs. Hadley, Riordan and Belgrad is 200 Clarendon Street, Boston, Massachusetts 02116.

Acadian currently serves as investment sub-adviser to a portion of the assets of the following mutual funds and employs substantially similar investment strategies in managing the assets of such funds allocated to it as Acadian will employ in managing the portion of the Fund's assets allocated to Acadian.

--------------------------------------------------------------------------------
                 FUND NAME                           APPROXIMATE FUND NET ASSETS
                                                      (AS OF NOVEMBER 30, 2016)
--------------------------------------------------------------------------------
SEI Institutional Managed Trust Multi-Strategy       $46.98 million
Alternative Fund
--------------------------------------------------------------------------------
Goldman Sachs Multi-Manager Alternatives Fund        $43.63 million
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                              PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this information statement.

                     COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund's most recently completed fiscal year ended October 31, 2016, the Fund did not pay any commissions to affiliated brokers.

                         BENEFICIAL OWNERSHIP OF SHARES

As of January 12, 2017, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                          NUMBER OF SHARES           % OF CLASS
--------------------------------------------------------------------------------
National Financial Services LLC                  592.0710              79.06%
For the Exclusive Benefit of
Our Customers
ATTN Mutual Funds Dept
499 Washington Blvd Fl 4
Jersey City, NJ 07310-2010
--------------------------------------------------------------------------------
Charles Schwab & Co Inc                          152.5700              20.37%
Special Custody A/C FBO Customers
ATTN Mutual Funds
211 Main St
San Francisco, CA 94105-1905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                          NUMBER OF SHARES           % OF CLASS
--------------------------------------------------------------------------------
MAI Bridge Fund II                         5,295,794.3930              88.28%
190 Elgin Avenue
George Town Grand Cayman KY1-9005
--------------------------------------------------------------------------------
RBC Capital Markets LLC                      383,268.2860               6.39%
Mutual Fund Omnibus Processing
Omnibus
ATTN Mutual Fund OPS Manager
60 S 6th St P08
Minneapolis, MN 55402-4413
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust's transfer agent.

                         ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report dated October 31, 2016, which covers the period from November 1, 2015 to October 31, 2016, shareholders of the Fund may call 1-844-755-3863 or write to the Fund at: Fiera Capital Diversified Alternatives Fund, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                     SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-844-755-3863 or forward a written request to Fiera Capital Diversified Alternatives Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                                 EXHIBIT INDEX

(A) Investment Sub-Advisory Agreement, dated November 1, 2016, between Fiera Capital Inc. and Acadian Asset Management, LLC, relating to the Fiera Capital Diversified Alternatives Fund

                                   EXHIBIT A
                             SUB-ADVISORY AGREEMENT

     SUB-ADVISORY AGREEMENT (the "Agreement") made as of this 1(st) day of November, 2016 by and between Fiera Capital Inc., a Delaware corporation with its principal place of business at 375 Park Avenue, 8(th) Floor, New York, New York 10152 (the "Adviser"), and Acadian Asset Management LLC, a Delaware limited liability company with its principal place of business at 260 Franklin Street, Boston, MA 02110 (the "Sub-Adviser").

                               W I T N E S E T H

     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE ADVISORS' INNER CIRCLE FUND III (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Interim Investment Advisory Agreement dated as of September 1, 2016 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

1.   THE SUB-ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"), consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall, with respect to the Assets, exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments, with respect to the Assets, shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

          (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing, including in accordance with the requirements of Rules 38a-1 and 17j-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. The Sub-Adviser shall: (i) vote (or elect not to vote) all proxies solicited by or with respect to the issuers of securities in which the Assets may be invested in accordance with the Sub-Adviser's proxy voting policies and procedures, as presented to the Trust, and applicable law; (ii) maintain records of all proxies voted on behalf of the Fund in respect of the Assets; and (iii) provide information to the Trust, Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust's compliance with its filing obligations under Rule 30b1-4 of the 1940 Act.

          The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to provide proxy voting services subject to the Sub-Adviser's oversight. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of custodial, administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement. The Sub-Adviser will not maintain the official Fund records.

          The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Assets required by Rule 31a-1 under the 1940 Act and by Rule 204-2 under the Advisers Act (other than those records being maintained by the Adviser, or any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board. Notwithstanding the above, the Sub-Adviser will not be considered a pricing source.

          (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to: (i) cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, (ii) provide prompt responses to reasonable requests made by such persons and (iii) establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

          (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

     2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to material violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser and the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or
     (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request and with reasonable notice, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews), to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser, reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund. Each party will be responsible for their own costs related to any such inspection.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the

     Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

     4.   BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for a Fund best execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Assets and investment-related expenses reasonably incurred by the Sub-Adviser that are directly related to portfolio transactions and positions for the Assets (including direct expenses associated with the investments of the assets, transfer taxes and premiums, taxes withheld on foreign dividends, investment-related interest expense, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees). The Sub-Adviser shall be responsible for all the costs associated with any special meetings of the Board or shareholders convened as a result of a change in control of the Sub-Adviser resulting in an assignment of this Agreement under the 1940 Act (including, but not limited to, the legal fees associated with preparing a prospectus supplement or proxy statement and associated mailing and solicitation costs).

     7.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part 2A as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part 2A, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The Trust agrees to accept all copies of Form ADV via electronic delivery.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents") within a reasonable time following any such material being furnished to the Sub-Adviser by the Trust or the Trust's service providers and represents and warrants, solely with respect to information related to the Sub-Adviser or its services provided to the Fund, that such Disclosure Documents contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with certificates of insurance concerning the amount of or scope of such insurance.

          (e) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (f) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (g) REPRESENTATIONS. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

          (h) REPRESENTATIONS OF THE ADVISER. The Adviser represents, warrants and agrees that: (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (ii) it is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement; (iii) it is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to the Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation; and (iv) it has received a copy of the Sub-Adviser's Part I of its Form ADV as most recently filed with the Commission and its Part 2A as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part 2A, furnish a copy of such amendments or updates to the Trust.

     8. USE OF NAMES AND LOGOS. The Sub-Adviser hereby consents to the use of its name in the Trust's Disclosure Documents and shareholder communications and, subject to the prior written consent of the Sub-Adviser, in advertising, sales literature and similar communications, which consent shall not be unreasonably withheld. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Adviser, except as required by law or regulation. It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

     9. SUB-ADVISER'S COMPENSATION. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Sub-Adviser.

     The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) and by the rules promulgated thereunder; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

     This Agreement may not be amended orally and may not be amended or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser. The Sub-Adviser may retain a copy of the Fund's Books and Records as required to meet record retention obligations imposed by law or regulation.

     13.  CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14.  LIABILITY OF THE SUB-ADVISER.

          (a) The Sub-Adviser shall, solely with respect to information and statements related to the Sub-Adviser or its services to the Fund, have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents, provided the Trust or the Trust's service providers have provided the Adviser with the information for review and approval, as contemplated by clause 7(c) hereof, prior to disseminating the Fund's Disclosure Documents to the public.

          (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the
     Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of
     Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) solely with respect to information and statements related to the Sub-Adviser or its services to the Fund, any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's willful misfeasance, bad faith, or negligence in the performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          (d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its directors, officers, agents and employees ("Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser Indemnitees are subject, which are caused by (i) the Adviser's willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's obligations and duties under this Agreement or obligations and duties to the Trust or a Series under the Advisory Agreement, or by reason of the Adviser's reckless disregard of such obligations and duties, or (ii) any untrue statement of a material fact contained in the Series' Prospectus and SAI, Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, unless and to the extent such statement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees for use therein; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

     17. CHANGE IN THE SUB-ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

     18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

     19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ACADIAN ASSET MANAGEMENT LLC

By: /s/ Mark Minichiello
    --------------------
Name: Mark Minichiello
Title: Chief Operating Officer

FIERA CAPITAL INC.

By: /s/ Stephen A. McShea
    ---------------------
Name: Stephen A. McShea
Title: General Counsel

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                         DATED NOVEMBER 1, 2016 BETWEEN
                               FIERA CAPITAL INC.
                                      AND
                         ACADIAN ASSET MANAGEMENT, LLC

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:


FUND                                                         RATE
--------------------------------------------------------------------------------
Fiera Diversified Alternatives Fund                          [redacted]